UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	001-41895	98-0357690
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Waugh Drive, Suite 400
Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 424-4247

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Prairie Operating Co. (the “Company”) is filing (i) the unaudited financial statements of Nickel Road Operating LLC (“NRO”) as of and for the nine months ended September 30, 2024, as set forth as Exhibit 99.1, which are incorporated by reference into this Item 8.01, and (ii) the unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2024, and for the year ended December 31, 2023, as set forth as Exhibit 99.2, which is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited financial statements of NRO as of and for the nine months ended September 30, 2024, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2024, and for the year ended December 31, 2023, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) Exhibits

Exhibit
Number	Description
99.1	Unaudited financial statements of Nickel Road Operating LLC as of and for the nine months ended September 30, 2024.
99.2	Unaudited Pro Forma Condensed Combined Financial Information as of and for the nine months ended September 30, 2024, and for the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAIRIE OPERATING CO.

Date: November 27, 2024	By:	/s/ Craig Owen
Craig Owen
Chief Financial Officer